                                                                   EXHIBIT 10.29

         Third Amendment to Security and Loan Agreement and Addendum to
                          Security and Loan Agreement

This Third Amendment ("Amendment") amends that certain Security and Loan Agreement ("SLA") and the Addendum to Security and Loan Agreement ("Addendum") dated as of September 3, 1997, between Concur Technologies, Inc., formerly known as Portable Software Corporation, ("Borrower") and Imperial Bank ("Bank"), as amended by letter agreement dated January 15, 1998, by Second Amendment to Loan Documents dated as of April 28, 1998, and by letter agreements dated November 4, 1998, December 22, 1998, and February 12, 1999 (collectively the SLA and the Addendum, as amended, are referred to herein as the "Agreement") as follows:

      1. The dollar amount "$2,000,000" in Paragraph 1 of the SLA is hereby amended to read as $4,000,000."

      2. The following sentence is hereby added to the end of Paragraph 1 of the SLA to read in its entirety as follows:

      "Advances will be made hereunder without regard to the Borrowing Base calculation (defined above) provided, (i) Borrowings hereunder (excluding the outstanding balance of Letters of Credit issued hereunder) does not exceed $1,000,000 and (ii) Borrower is not in default of this Agreement."

      3. The amended date "March 15, 1999" in Paragraph 2 of the Addendum is hereby further amended to read as "March 14, 2000."

      4. The dollar amount of "$500,000" in Paragraph 2 of the Addendum is hereby amended to read as "$1,000,000" and the date, originally shown therein as "September 2, 1998" is hereby amended to read as "March 14, 2000."

      5. Paragraph 6 of the Addendum is hereby amended to read in its entirety as follows:

      "Bank agrees to amend the interest rate on the Loan Account as follows:

      Interest on the Loan Account shall be payable monthly and calculated on a 360 day-year basis at the Bank's Prime Rate (floating), as it may vary from time to time."

      6. The following entities are hereby added to Table 1 in Paragraph 7.c. of the Addendum: Merck, Sharpe and Dome (Australia), Broken Hill Property (Australia), Cadence (UK), BOC Edwards (UK), Andrews Corp. (Scotland), Motorola Electronics (Singapore), Ontario Ministry (Canada), Monsanto Services International (Belgium), and Solutia Services International (Belgium).

Third Amendment to Security and Loan Agreement
  and Addendum to Security and Loan Agreement
Concur Technologies, Inc.
March 15, 1999
Page 2



     7. The dollar amount "$300,000" in Paragraph 7.c. of the Addendum is hereby amended to read as "$500,000."

     8. A new Paragraph 7A is hereby added to the Addendum to read in its entirety as follows:

          "Accounts due to service and maintenance contracts to be considered Eligible Accounts (subject to the above restrictions) provided that their renewal rate is 85% or greater on a rolling 12-month basis".

     9. A new Paragraph 8.e. is hereby added to the Addendum to read in its entirety as follows:

          "YEAR 2000 COMPLIANCE. Borrower and its subsidiaries, as applicable, have reviewed the areas within their operations and business which could be adversely affected by, and have developed or are developing a program to address on a timely basis, the Year 2000 Problem and have made related appropriate inquiry of material suppliers and vendors, and based on such review and program, the Year 2000 Problem will not have a material adverse effect upon its financial condition, operations or business as now conducted. 'Year 2000 Problem' means the possibility that any computer applications or equipment used by Borrower may be unable to recognize and properly perform date sensitive functions involving certain dates prior to and any dates on or after December 31, 1999."

Third Amendment to Security and Loan Agreement
  and Addendum to Security and Loan Agreement
Concur Technologies, Inc.
March 15, 1999
Page 3



     10. The first sentence of Paragraph 9.b. of the Addendum is hereby amended to read in its entirety as follows:

          "Create, incur, assume or permit to exist any indebtedness for borrowed monies other than loans from Bank except obligations now existing as shown in financial statement dated June 30, 1997, and except those to third party equipment lessors (provided that the aggregate outstanding at any one time does not exceed $7.5 million, including current and future sale-leaseback agreements and equipment leasing facilities with Comdisco Ventures, Inc.) and the debt due to Comdisco Ventures, Inc. as evidenced by the $1.5 million and $3.5 million subordinated promissory notes ("Permitted Indebtedness")."

     11. The following two sentences are hereby added to the end of Paragraph 9.e. of the Addendum to read in their entireties as follows:

          "Notwithstanding the foregoing, acquisition of assets which result in the issuance of new equity stock of Borrower not exceeding 20% of the outstanding number of shares immediately preceding said acquisition shall be permitted provided that: i) Borrower retains controlling interest of the surviving entity; ii) no more than $10,000,000 of the total price of acquisitions during the term of the Line of Credit shall be paid in cash; and iii) such acquisitions do not cause a financial covenant violation. In the event Bank approval is required, Bank agrees to respond in writing, within (3) three business days of receipt of the written request and any information Bank, in its sole discretion, deems necessary to make a decision."

     12. Paragraph 11 of the Addendum is hereby amended to read in its entirety as follows:

          "Borrower affirmatively covenants that so long as any loans, obligations or liabilities remain outstanding or unpaid to Bank, it will:

               a. At all times maintain a liquidity ratio (defined as cash plus availability under the Line divided by all debt due Bank) of at least 2.00:1.00.

               b. At all times maintain a maximum ratio of total debt to tangible net worth not to exceed 1.25 to 1.00. Total debt to be defined as all Borrower's liabilities less deferred revenues (attributable to maintenance and service contracts), warranty allowance, and indebtedness satisfactorily subordinated to the debt due Bank. Tangible Net Worth is total shareholder's equity less intangible assets plus debt satisfactorily subordinated to the debt due Bank.

Third Amendment to Security and Loan Agreement
  and Addendum to Security and Loan Agreement
Concur Technologies, Inc.
March 15, 1999
Page 4

          c. Minimum net sales (total sales less returns and warranty allowances) of $6,000,000 for the fiscal quarter ending March 31, 1999; $8,100,000 for the fiscal quarter ending June 30, 1999; $10,400,000 for the fiscal quarter ending September 30, 1999, and $10,400,000 for the fiscal quarter ending December 31, 1999.

          d. As soon as it is available, but not later than 10 days after and as of the end of each fiscal quarter, deliver to Bank an accounts receivable aging, accounts payable aging, and borrowing base certificate in form of Exhibit A (attached), certified by an officer of Borrower. Reporting to increase to monthly upon advances pursuant to the Security and Loan Agreement being subject to the Borrowing Base:

          e. As soon as it is available, but not later than 45 days after and as of the end of each fiscal quarter, deliver to Bank a financial statement (10-Q report) consisting of a balance sheet and profit and loss statement in form satisfactory to Bank.

          f. As soon as it is available, but not later than 45 days after and as of the end of each fiscal quarter, deliver to Bank a Compliance Certificate in the form of Exhibit B (attached) certified by an officer of Borrower.

          g. As soon as it is available, but not later than 90 days after the end of Borrower's fiscal year, deliver to Bank a report of audit of Borrower's financial statements together with changes in financial position certified without negative qualification by an independent certified public accountant selected by Borrower but acceptable to Bank, including a 10-K report.

          h. As soon as it is available, but not later than 45 days after and as of the end of each fiscal quarter, deliver to Bank a Maintenance and Service Contract renewal report, satisfactory to Bank.

          i. On a quarterly basis, provide Bank with an alphabetized list of customers including addresses.

          j. Maintain and preserve all rights, franchises and other authority adequate for the conduct of its business; maintain its properties, equipment and facilities in good order and repair; conduct its business in an orderly manner without voluntary interruption and, if a corporation or partnership, maintain and preserve its existence.

Third Amendment to Security and Loan Agreement
  and Addendum to Security and Loan Agreement
Concur Technologies, Inc.
March 15, 1999
Page 5


          k. Maintain public liability, property damage and workers compensation insurance and insurance on all its insurable property against fire and other hazards with responsible insurance carriers to the extent usually maintained by similar businesses. Borrower shall provide evidence of property insurance in amounts and types acceptable to Bank, and certificates naming Bank Lender's Loss Payee.

          l. Pay and discharge, before the same become delinquent and before penalties accrue thereon, all taxes, assessments and governmental charges upon or against it or any of its properties, and any of its other liabilities at any time existing, except to the extent and so long as:

               (i) The same are being contested in good faith and by appropriate proceedings in such manner as not to cause any materially adverse effect upon its financial condition or the loss of any right of redemption from any sale thereunder; and

               (ii) It shall have set aside on its books reserves (segregated to the extent required by generally accepted accounting practice) deemed by it adequate with respect thereto.

          m. Maintain a standard and modern system of accounting in accordance with generally accepted accounting principles on a basis consistently maintained; permit Bank's representatives to have access to, and to examine its properties, books and records at all reasonable times.

          n. Borrower shall perform all acts reasonably necessary to ensure that (a) Borrower and any business in which Borrower holds a substantial interest, and (b) all customers, suppliers and vendors that are material to Borrower's business, become Year 2000 Compliant in a timely manner. Such acts shall include, without limitation, performing a comprehensive review and assessment of all Borrower's systems and adopting a detailed plan, with itemized budget, for the remediation, monitoring and testing of such systems. As used in this paragraph, "Year 2000 Compliant" shall mean, in regard to any entity, that all software, hardware, firmware, equipment, goods or systems utilized by or material to the business operations or financial condition of such entity, will properly perform date sensitive functions before, during and after the year 2000. Borrower shall, immediately upon request, provide to Agent such certifications or other evidence of Borrower's compliance with the terms of this paragraph as Bank may from time to time require."

Third Amendment to Security and Loan Agreement
  and Addendum to Security and Loan Agreement
Concur Technologies, Inc.
March 15, 1999
Page 6


     13.  Except as provided above, the Agreement remains unchanged.

     14. This Amendment is effective as of March 15, 1999, upon receipt of a loan fee of ten thousand dollars ($10,000.00) and a documentation fee of two hundred fifty dollars ($250.00) from Borrower and the parties hereby confirm that the Agreement as amended is, or shall be, in full force and effect as of said date.


CONCUR TECHNOLOGIES, INC., fka
PORTABLE SOFTWARE
CORPORATION
"Borrower"

By: /s/ STERLING WILSON
   --------------------------------

Its: CFO/Executive VP of Operations
    -------------------------------


IMPERIAL BANK
"Bank"


By:
   -------------------------------

Its:
    ------------------------------

                                     CORPORATE RESOLUTION TO BORROW

--------------------------------------------------------------------------------------------------------------
  Principal     Loan Date     Maturity      Loan No     Call    Collateral      Account     Officer   Initials
$4,000,000.00   03-16-1999   03-14-2000   00700002340                        00700002340      153
--------------------------------------------------------------------------------------------------------------
                  References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
--------------------------------------------------------------------------------------------------------------
BORROWER:  Concur Technologies, Inc.              LENDER:  Imperial Bank
           a Delaware corporation                          Emerging Growth Industries Group -- Menlo Park
           6222 185th Avenue NE                            226 Airport Parkway
           Redmond, WA 98052                               San Jose, CA 95110-1024
--------------------------------------------------------------------------------------------------------------

I, the undersigned Secretary or Assistant Secretary of CONCUR TECHNOLOGIES, INC., a Delaware corporation (the "Corporation"), HEREBY CERTIFY that the Corporation is organized and existing under and by virtue of the laws of the State of Delaware as a corporation for profit, with its principal office at 6222 185th Avenue NE, Redmond, WA 98052, and is duly authorized to transact business in the State of California.

I FURTHER CERTIFY that at a meeting of the Directors of the Corporation, duly called and held on _______________________, at which a quorum was present and voting, or by other duly authorized corporate action in lieu of a meeting, the following resolutions were adopted:

BE IT RESOLVED, that any one (1) of the following named officers, employees, or agents of this Corporation, whose actual signatures are shown below:

     NAMES               POSITIONS                                  ACTUAL SIGNATURES
     -----               ---------                                  -----------------
     Sudhir Singh        President and Chief Executive Officer      X /s/ SUDHIR SINGH
                                                                      ---------------------
     Anne Kroger         Director of Finance                        X /s/ ANNE KROGER
                                                                      ---------------------
     Sterling Wilson     Chief Financial Officer and Secretary      X /s/ STERLING WILSON
                                                                      ---------------------

acting for and on behalf of the Corporation and as its act and deed be, and they hereby are, authorized and empowered:

     BORROW MONEY. To borrow from time to time from Imperial Bank ("Lender"), on such terms as may be agreed upon between the Corporation and Lender, such sum or sums of money as in their judgment should be borrowed; however, not exceeding at any one time the amount of SEVEN MILLION & 00/100 DOLLARS ($7,000,000.00). In addition to such sum or sums of money as may be currently borrowed by the Corporation from Lender.

     EXECUTE NOTES. To execute and deliver to Lender the promissory note or notes, or other evidence of credit accommodations of the Corporation, on Lender's forms, at such rates of interest and on such terms as may be agreed upon, evidencing the sums of money so borrowed or any indebtedness of the Corporation to Lender, and also to execute and deliver to Lender one or more renewals, extensions, modifications, refinancings, consolidations, or substitutions for one or more of the notes, any portion of the notes, or any other evidence of credit accommodations.

     GRANT SECURITY. To mortgage, pledge, transfer, endorse, hypothecate, or otherwise encumber and deliver to Lender, as security for the payment of any loans or credit accommodations so obtained, any promissory notes so executed (including any amendments to or modifications, renewals, and extensions of such promissory notes), or any other or further indebtedness of the Corporation to Lender at any time owing, however the same may be evidenced, any property now or hereafter belonging to the Corporation or in which the Corporation now or hereafter may have an interest, including without limitation all real property and all personal property (tangible or intangible) of the Corporation. Such property may be mortgaged, pledged, transferred, endorsed, hypothecated, or encumbered at the time such loans are obtained or such indebtedness is incurred, or at any other time or times, and may be either in addition to or in lieu of any property theretofore mortgaged, pledged, transferred, endorsed, hypothecated, or encumbered.

     EXECUTE SECURITY DOCUMENTS. To execute and deliver to Lender the forms of mortgage, deed of trust, pledge agreement, hypothecation agreement, and other security agreements and financing statements which may be required by Lender, and which shall evidence the terms and conditions under and pursuant to which such liens and encumbrances, or any of them, are given; and also to execute and deliver to Lender any other written instruments, any chattel paper, or any other collateral, of any kind or nature, which Lender may deem necessary or proper in connection with or pertaining to the giving of the liens and encumbrances.

     NEGOTIATE ITEMS. To draw, endorse, and discount with Lender all drafts, trade acceptances, promissory notes, or other evidences of indebtedness payable to or belonging to the Corporation in which the Corporation may have an interest, and either to receive cash for the same or to cause such proceeds to be credited to the account of the Corporation with Lender, or to cause such other disposition of the proceeds derived therefrom as they may deem advisable.

     FURTHER ACTS. In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances thereunder, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements, including agreements waiving the right to a trial by jury, as they may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of these Resolutions. The following person or persons currently are authorized to request advances and authorize payments under the line of credit until Lender receives written notice of revocation, of their authority: Sudhir Singh, President and Chief Executive Officer; Anne Kroger, Director of Finance; and Sterling Wilson, Chief Financial Officer and Secretary.

BE IT FURTHER RESOLVED, that any and all acts authorized pursuant to these Resolutions performed prior to the passage of these Resolutions are hereby ratified and approved, that these Resolutions shall remain in full force and effect and Lender may rely on these Resolutions until written notice of their revocation shall have been delivered to and received by Lender. Any such notice shall not affect any of the Corporation's agreements or commitments in effect at the time notice is given.

BE IT FURTHER RESOLVED, that the Corporation will notify Lender in writing at Lender's address shown above (or such other addresses as Lender may designate from time to time) prior to any (a) change in the name of the Corporation, (b) change in the assumed business name(s) of the Corporation, (c) change in the management of the Corporation, (d) change in the authorized signer(s), (e) conversion of the Corporation to a new or different type of business entity, or
(f) change in any other aspect of the Corporation that directly or indirectly relates to any agreements between the Corporation and Lender. No change in the name of the Corporation will take effect until after Lender has been notified.

SIGNATURE AUTHORIZATION. An exhibit, titled "SIGNATURE AUTHORIZATION," is attached to this Resolution and by this reference is made a part of this Resolution just as if all the provisions, terms and conditions of the Exhibit had been fully set forth in this Resolution.

I FURTHER CERTIFY that if the officers, employees, and agents named above are duly elected, appointed, or employed by or for the Corporation, as the case may be, and occupy the positions set opposite their respective names; that the foregoing Resolutions now stand of record on the books of the Corporation; and that the Resolutions are in full force and effect and have not been modified or revoked in any manner whatsoever. The Corporation has no corporate seal, and therefore, no seal is affixed to this certification.

IN TESTIMONY WHEREOF, I have hereunto set my hand on March 15, 1999 and attest that the signatures set opposite the names listed above are their genuine signatures.

                                   CERTIFIED TO AND ATTESTED BY:

                                   X  /s/ STERLING WILSON
                                     --------------------------------

                                   X
                                     --------------------------------

NOTE: In case the Secretary or other certifying officer is designated by the foregoing resolutions as one of the signing officers, it is advisable to have this certificate signed by a second Officer or Director of the Corporation.

                            SIGNATURE AUTHORIZATION

          -------------------------------------------------------------

Borrower: CONCUR TECHNOLOGIES, INC.,    Lender: Imperial Bank
          a Delaware corporation                Emerging Growth Industries Group
          6222 185th Avenue NE                  - Menlo Park
          Redmond, WA 98052                     226 Airport Parkway
                                                San Jose, CA 95110-1024

          -------------------------------------------------------------

THIS SIGNATURE AUTHORIZATION IS ATTACHED TO AND BY THIS REFERENCE IS MADE A PART OF EACH BORROWING RESOLUTION, DATED MARCH 15, 1999, AND EXECUTED IN CONNECTION WITH A LOAN OR OTHER FINANCIAL ACCOMMODATIONS BETWEEN IMPERIAL BANK AND CONCUR TECHNOLOGIES, INC., A DELAWARE CORPORATION.

The individuals named below, any one acting alone, are hereby authorized and appointed for and on behalf of Borrower from time to time to do any of the following:

(1) To request advances of credit under the Agreement and to collect repayment of any credit outstanding under the Agreement;

(2) To execute and deliver assignments, borrowing certificates, instruments, schedules, reports, invoices, bills, shipping documents and such other documents or certificates as may be necessary or appropriate under the Agreement or any other agreement or instrument relating thereto or delivered in connection therewith;

(3) To transfer and endorse to Bank in payment of Borrower's obligations to Bank any checks, drafts, notes or other instruments payable to Borrower; and

(4) To do or perform any and all other acts or mailers in any way relating to any or all of the foregoing.

The undersigned individuals each further certifies that the specimen signatures below are the genuine signatures of the individuals designated herein and that their signatures shall be binding on Borrower until Bank receives written notice of termination of the authority of any such designated individuals.

Signature: _____________________________

Name: __________________________________

Signature: _____________________________

Name: __________________________________

Signature: _____________________________

Name: __________________________________

Signature: _____________________________

Name: __________________________________


THIS SIGNATURE AUTHORIZATION IS EXECUTED ON MARCH 15, 1999.

BORROWER:

CONCUR TECHNOLOGIES, INC., a Delaware corporation

x /s/ STERLING WILSON
  --------------------------------------
  Authorized Officer

LENDER:

Imperial Bank

By:
    ------------------------------------
    Authorized Officer

                         AGREEMENT TO PROVIDE INSURANCE

  Principal       Loan Date     Maturity       Loan No.       Call      Collateral    Account         Officer   Initials
$4,000,000.00     03-15-1999    03-14-2000     00700002340                             00700002340      153
-------------------------------------------------------------------------------------------------------------------------
References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
-------------------------------------------------------------------------------------------------------------------------

BORROWER:  Concur Technologies, Inc.,                  LENDER:  Imperial Bank
           a Delaware corporation                               emerging growth industries group - Menlo Park
           6222 185TH AVENUE NE                                 226 Airport Parkway
           REDMOND, WA 98052                                    San Jose, CA 95110-1024
-------------------------------------------------------------------------------------------------------------------------

INSURANCE REQUIREMENTS. CONCUR TECHNOLOGIES, INC., a Delaware corporation ("Grantor") understands that insurance coverage is required in connection with the extending of a loan or the providing of other financial accommodations to Grantor by Lender. These requirements are set forth in the security documents. The following minimum insurance coverages must be provided on the following described collateral (the "Collateral"):

COLLATERAL: ALL PERSONAL PROPERTY, WHETHER PRESENTLY EXISTING OR HEREAFTER
            CREATED OR ACQUIRED, INCLUDING BUT NOT LIMITED TO: ALL ACCOUNTS, CHATTEL PAPER, DOCUMENTS, INSTRUMENTS, MONEY, DEPOSIT ACCOUNTS AND GENERAL INTANGIBLES INCLUDING RETURNS, REPOSSESSIONS, BOOKS, AND RECORDS RELATING THERETO, AND EQUIPMENT CONTAINING SAID BOOKS AND RECORDS. ALL INVESTMENT PROPERTY INCLUDING SECURITIES AND SECURITIES ENTITLEMENTS. ALL GOODS INCLUDING EQUIPMENT AND INVENTORY. ALL PROCEEDS INCLUDING, WITHOUT LIMITATION, INSURANCE PROCEEDS. ALL GUARANTEE AND OTHER SECURITY THEREFOR.
            TYPE. All risks, including fire, theft and liability.
            AMOUNT. $7,000,000.00.
            BASIS. Replacement value.
            ENDORSEMENTS. Lender's loss payable clause with stipulation that coverage will not be cancelled or diminished without a minimum of thirty (30) days' prior written notice to Lender.

ADDITIONAL ENDORSEMENTS OR OTHER COMMENTS. 438 BFU or its equivalent.

INSURANCE COMPANY. Grantor may obtain insurance from any insurance company Grantor may choose that is reasonably acceptable to Lender. Grantor understands that credit may not be denied solely because insurance was not purchased through Lender.

INSURANCE MAILING ADDRESS. All documents and other materials relating to insurance for this loan should be mailed, delivered or directed to the following address:

     IMPERIAL BANK
     LOAN DOCUMENTATION SERVICES
     9920 S. LA CIENEGA BLVD., STE. 828
     INGLEWOOD, CA 90301
     (310) 417-5600

FAILURE TO PROVIDE INSURANCE. Grantor agrees to deliver to Lender, on or before closing, evidence of the required insurance as provided above, with an effective date of March 15, 1999, or earlier. Grantor acknowledges and agrees that if Grantor fails to provide any required insurance or fails to continue such insurance in force, Lender may do so at Grantor's expense as provided in the applicable security document. The cost of any such insurance, at the option of Lender, shall be payable on demand or shall be added to the indebtedness as provided in the security document. GRANTOR ACKNOWLEDGES THAT IF LENDER SO PURCHASES ANY SUCH INSURANCE, THE INSURANCE WILL PROVIDE LIMITED PROTECTION AGAINST PHYSICAL DAMAGE TO THE COLLATERAL, UP TO THE BALANCE OF THE LOAN; HOWEVER, GRANTOR'S EQUITY IN THE COLLATERAL MAY NOT BE INSURED. IN ADDITION, THE INSURANCE MAY NOT PROVIDE ANY PUBLIC LIABILITY OR PROPERTY DAMAGE INDEMNIFICATION AND MAY NOT MEET THE REQUIREMENTS OF ANY FINANCIAL RESPONSIBILITY LAWS.

AUTHORIZATION. For purposes of insurance coverage on the Collateral, Grantor authorizes Lender to provide to any person (including any insurance agent or company) all information Lender deems appropriate, whether regarding the Collateral, the loan or other financial accommodations, or both.

GRANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS AGREEMENT TO PROVIDE INSURANCE AND AGREES TO ITS TERMS. THIS AGREEMENT IS DATED MARCH 15, 1999.

GRANTOR:

CONCUR TECHNOLOGIES, INC., a Delaware corporation

X   /s/  STERLING WILSON
 -------------------------------------------------
  Authorized Officer

--------------------------------------------------------------------------------
                              FOR LENDER USE ONLY
                             INSURANCE VERIFICATION

DATE:                                             PHONE:
     --------------------------                         ------------------------

AGENT'S NAME:
             --------------------------------------
INSURANCE COMPANY:
                  --------------------------------------------------------------
POLICY NUMBER:
              ------------------------------------------------------------------
EFFECTIVE DATES:
                ----------------------------------------------------------------
COMMENTS:
         -----------------------------------------------------------------------
--------------------------------------------------------------------------------

[IMPERIAL BANK LOGO]

                     DISBURSEMENT REQUEST AND AUTHORIZATION

------------------------------------------------------------------------------------------------------------------------
  PRINCIPAL     LOAN DATE        MATURITY       LOAN NO.        ????    COLLATERAL     ACCOUNT      OFFICER     INITIALS
------------------------------------------------------------------------------------------------------------------------
$4,000,000.00   03-15-1999      03-14-2000     0700002340                            00700002340      153
------------------------------------------------------------------------------------------------------------------------

References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

BORROWER: CONCUR TECHNOLOGIES, INC., A DELAWARE         LENDER: IMPERIAL BANK
          CORPORATION                                           EMERGING GROWTH INDUSTRIES GROUP -- MENLO PARK
          6222 185TH AVENUE NE                                  226 AIRPORT PARKWAY
          REDMOND, WA 98052                                     SAN JOSE, CA 95110-1024

LOAN TYPE. This is a Variable Rate (a Imperial Bank Prime Rate, making an initial rate of 7.750%), Revolving Line of Credit Loan to a Corporation for $4,000,000.00 due on March 14, 2000.

PRIMARY PURPOSE OF LOAN. The primary purpose of this loan is for (please initial):

        [ ] ________ Personal, Family, or Household Purposes or Personal
                     Investment.

        [X] ________ Business (including Real Estate Investment).

SPECIFIC PURPOSE. The specific purpose of this loan is: working capital and issuance of trade related letters of credit.

Amount paid to Borrower directly:                               $4,000,000.00
  $4,000,000.00 Deposited to Account # 17-062-247

                                                                -------------
Note Principal:                                                 $4,000,000.00

CHARGES PAID IN CASH. Borrower has paid or will pay in cash as agreed the following charges:

Prepaid Financial Charges Paid in Cash:                         $     0.00

Other Charges Paid in Cash:                                     $10,250.00
      $10,000.00 Loan Fee
      $250.00 Documentation Fee
                                                                ----------
Total Charges Paid in Cash:                                     $10,250.00

INTERNATIONAL SUB-LIMITS. Subject to conditions and limitations as specified in the Security and Loan Agreement and Addendum to Security and Loan Agreement, both dated September 3, 1997, as it may be revised from time to time. Proceeds are to be made available and applied as required for international transactions.

DISBURSEMENT PROVISION, *or by Cashier's Check or by wire transfer when advances are requested.

AUTOMATIC PAYMENTS. Borrower hereby authorized Lender automatically to deduct from Borrower's account numbered 17-062-247 the amount of any loan payment. If the funds in the account are insufficient to cover any payment, Lender shall not be obligated to advance funds to cover the payment.

FINANCIAL CONDITION. BY SIGNING THIS AUTHORIZATION, BORROWER REPRESENTS AND WARRANTS TO LENDER THAT THE INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT AND THAT THERE HAS BEEN NO MATERIAL ADVERSE CHANGE IN BORROWER'S FINANCIAL CONDITION AS DISCLOSED IN BORROWER'S MOST RECENT FINANCIAL STATEMENT TO LENDER. THIS AUTHORIZATION IS DATED MARCH 15, 1999.

BORROWER:

CONCUR TECHNOLOGIES, INC., a Delaware corporation

X /s/ STERLING WILSON
 --------------------------------
 Authorized Officer
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